                                                                  Exhibit (a)(3)

                         Notice of Guaranteed Delivery

                                       to

                         Tender Shares of Common Stock

                                       of

                             HOLOPHANE CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in Section 3 of the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available or the certificates for Shares and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

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
             By Mail:                    By Overnight Courier:                     By Hand:
   First Chicago Trust Company        First Chicago Trust Company        First Chicago Trust Company
           of New York                        of New York                        of New York
     ATTN: Corporate Actions            ATTN: Corporate Actions            ATTN: Corporate Actions
            Suite 4660                         Suite 4680                  c/o Securities Transfer
          P.O. Box 2569                      14 Wall Street              and Reporting Services, Inc.
    Jersey City, NJ 07303-2569                Eighth Floor              100 William Street -- Galleria
                                           New York, NY 10005                 New York, NY 10038
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
      By Facsimile Transmission
  (for Eligible Institutions only):            Confirm by Telephone:
           (201) 222-4720                         (201) 222-4707
                 or                                     or
           (201) 222-4721                         (800) 446-2617
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to NSI Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of National Service Industries, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 25, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, par value $.01 per share (the "Shares"), of Holophane Corporation, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

                        Certificate Nos. (If Available)

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                                  Signature(s)

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                                  Address(es)

Dated:                                                                    , 1999
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 (Check the box below if Shares will be tendered by book-entry transfer through
                         The Depository Trust Company)

[ ] Account Number
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                           Name(s) of Record Holders

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                              Please Type or Print

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                                Number of Shares

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                                  Address(es)
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                               (Include Zip Code)
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                         Area Code and Telephone Number

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
                                          GUARANTEE
                          (Not to be used for signature guarantee)
      The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer
 Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule
 14e-4, and (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust
 Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of
 Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three New
 York Stock Exchange trading days after the date hereof.
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                Name of Firm:
                                                           (Authorized Signature)
                  Address:
                                                                   Name:
                                                           (Please Type or Print)
                 (Zip Code)                                        Title:
           Area Code and Tel. No.:                             Dated: , 1999
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD
      BE SENT WITH YOUR LETTER OF TRANSMITTAL.